UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 4, 2006
                         ------------------------------
                Date of Report (Date of Earliest Event Reported)


                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Washington                      000-22418                91-1011792
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(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
    of Incorporation)                                        Identification No.)


                   2111 N. Molter Road, Liberty Lake, WA 99019
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2006, Itron Inc. amended certain provisions of its Executive Deferred Compensation Plan (the Plan). Amendments to the Plan are effective January 1, 2007, except to the extent a different effective date is set forth below, and consist of the following:

     (i) Permit participants to defer an amount equal to any deferrals returned to them from the Itron, Inc. Incentive Savings Plan because that plan does not satisfy the actual deferral percentage test.

     (ii) Change  the  matching   contributions  to  50%  of  the  first  6%  of
          compensation deferred under the Plan.

     (iii) Effective  April  1,  2007,  allow   participants  to  designate  the
          measurement funds to be used to determine the amount of earnings to be allocated to their Plan accounts.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits

The following exhibit is filed as part of this report:

Exhibit Number          Description
--------------          --------------------------------------------------------
    10.6                Itron, Inc. Executive Deferred Compensation Plan,
                        Amendment No. Two, dated December 4, 2006.

The information presented in this Current Report on Form 8-K contains forward-looking statements, which are based on assumptions that we believe to be reasonable at this time. Such assumptions could prove to be incorrect due to a number of factors, including those identified in Itron, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005 and in our subsequent filings with the Securities and Exchange Commission, and such factors could cause actual results to differ materially from those contained in forward-looking statements. We undertake no obligation to update any of the forward looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ITRON, INC.

Dated: December 7, 2006       By: /s/ Steven M. Helmbrecht
                                  --------------------------------------------
                                  Steven M. Helmbrecht
                                  Sr. Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          --------------------------------------------------------
    10.6                Itron, Inc. Executive Deferred Compensation Plan,
                        Amendment No. Two, dated December 4, 2006.